UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 26, 2015

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On June 26, 2015, TripAdvisor, Inc. (“TripAdvisor”), TripAdvisor Holdings, LLC and TripAdvisor LLC, subsidiaries of Liberty TripAdvisor Holdings, Inc. (the “Company”), entered into a Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent; J.P. Morgan Europe Limited, as London Agent; Morgan Stanley Bank, N.A.; Bank of America, N.A.; BNP Paribas; SunTrust Bank; Wells Fargo Bank, National Association; Royal Bank of Canada; Barclays Bank PLC; U.S. Bank National Association; Citibank, N.A.; The Bank of Tokyo-Mitsubishi UFJ, Ltd.; Goldman Sachs Bank USA; and Deutsche Bank AG New York Branch (the “New Credit Agreement”). In connection with the New Credit Agreement, TripAdvisor repaid in full and replaced TripAdvisor’s prior Credit Agreement dated as of December 20, 2011.

The New Credit Agreement, among other things, provides for (i) a $1 billion unsecured revolving credit facility, (ii) an interest rate on borrowings and commitment fees based on TripAdvisor’s and its subsidiaries’ consolidated leverage ratio and (iii) uncommitted incremental revolving loan and term loan facilities, subject to compliance with the leverage covenant and other conditions. The New Credit Agreement includes various covenants, limitations and events of default customary for similar facilities, including a maximum leverage ratio. Any overdue amounts under or in respect of the Revolving Credit Facility not paid when due shall bear interest at (a) in the case of principal, the applicable interest rate plus 2.00% per annum, (b) in the case of interest denominated in Sterling or Euro, the applicable rate plus 2.00% per annum and (c) in the case of interest denominated in US Dollars, 2.00% per annum plus the Alternate Base Rate plus the interest rate spread applicable to ABR loans.

Pursuant to the New Credit Agreement, certain subsidiaries of TripAdvisor (the “Subsidiary Guarantors”) have agreed to guarantee TripAdvisor’s obligations under the New Credit Agreement.

A copy of the New Credit Agreement is incorporated herein by reference to Exhibit 10.1 to TripAdvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the Securities and Exchange Commission on June 30, 2015.

Item 1.02.	Termination of a Material Definitive Agreement

On June 26, 2015, in connection with TripAdvisor’s entry into the New Credit Agreement described in Item 1.01 above, TripAdvisor terminated the Credit Agreement dated December 20, 2011 with JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Europe Limited, as London agent.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Item 7.01.	Regulation FD Disclosure

On June 30, 2015, TripAdvisor issued a press release announcing its entry into the New Credit Agreement. A copy of the press release is incorporated herein by reference to Exhibit 99.1 to TripAdvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the Securities and Exchange Commission on June 30, 2015.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name
10.1

Credit Agreement dated as of June 26, 2015 by and among TripAdvisor, Inc., TripAdvisor Holdings, LLC, TripAdvisor LLC, JPMorgan Chase Bank, N.A., as Administrative Agent; J.P. Morgan Europe Limited, as London Agent; Morgan Stanley Bank, N.A.; Bank of America, N.A.; BNP Paribas; SunTrust Bank; Wells Fargo Bank, National Association; Royal Bank of Canada; Barclays Bank PLC; U.S. Bank National Association; Citibank, N.A.; The Bank of Tokyo-Mitsubishi UFJ, Ltd.; Goldman Sachs Bank USA; and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.1 to TripAdvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the Securities and Exchange Commission on June 30, 2015).

99.1

Press Release dated June 30, 2015 (incorporated by reference to Exhibit 99.1 to TripAdvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the Securities and Exchange Commission on June 30, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2015

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
10.1

Credit Agreement dated as of June 26, 2015 by and among TripAdvisor, Inc., TripAdvisor Holdings, LLC, TripAdvisor LLC, JPMorgan Chase Bank, N.A., as Administrative Agent; J.P. Morgan Europe Limited, as London Agent; Morgan Stanley Bank, N.A.; Bank of America, N.A.; BNP Paribas; SunTrust Bank; Wells Fargo Bank, National Association; Royal Bank of Canada; Barclays Bank PLC; U.S. Bank National Association; Citibank, N.A.; The Bank of Tokyo-Mitsubishi UFJ, Ltd.; Goldman Sachs Bank USA; and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.1 to TripAdvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the Securities and Exchange Commission on June 30, 2015).

99.1

Press Release dated June 30, 2015 (incorporated by reference to Exhibit 99.1 to TripAdvisor’s Current Report on Form 8-K (File No. 001-35362), filed with the Securities and Exchange Commission on June 30, 2015).